Exhibit 10.1

Schedule to Exhibit 10.1

There are 40 management agreements with Sonesta International Hotels Corporation for limited service hotels, a representative form of which is filed as an exhibit to our Quarterly Report on Form 10-Q/A, Amendment No. 2, for the quarter ended June 30, 2012 and which is incorporated herein by reference. The other 39 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Sonesta ES Suites Burlington 11 Old Concord Road Burlington, MA	HPT IHG-2 Properties Trust	June 12, 2012	June 12, 2012	$18,240,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	July 6, 2012	July 9, 2012	$7,900,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	July 25, 2012	July 25, 2012	$17,100,000	January 31, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Parsippany 61 Interpace Parkway Parsippany, NJ	HPT IHG-2 Properties Trust	July 30, 2012	July 30, 2012	$22,312,500	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	July 30, 2012	August 1, 2012	$7,200,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Princeton 4375 U.S. Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	July 30, 2012	August 3, 2012	$5,810,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Malvern 20 Morehall Road Malvern, PA	HPT IHG-2 Properties Trust	July 27, 2012	August 6, 2012	$17,398,113	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Dublin 435 Metro Place South Dublin, OH	HPTMI Properties Trust	August 6, 2012	August 11, 2012	$6,750,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Flagstaff 3440 Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	August 6, 2012	August 11, 2012	$5,625,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Houston 5190 Hidalgo Street Houston, TX	HPT IHG-2 Properties Trust	August 6, 2012	August 13, 2012	$10,260,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Columbia 8844 Columbia 100 Parkway Columbia, MD	HPT IHG-2 Properties Trust	August 6, 2012	August 14, 2012	$12,540,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Charlotte 7925 Forest Pine Drive Charlotte, NC	HPT IHG-2 Properties Trust	August 6, 2012	August 16, 2012	$6,810,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites St. Louis 1855 Craigshire Road St. Louis, MO	HPT IHG-2 Properties Trust	August 6, 2012	August 22, 2012	$3,780,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$5,500,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Colorado Springs 3880 North Academy Boulevard Colorado Springs, CO	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$6,250,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Minneapolis 3040 Eagandale Place Eagan, MN	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$11,500,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Omaha 6990 Dodge Street Omaha, NE	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$6,000,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Princeton 4225 US Highway 1 South Brunswick – Princeton, NJ	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$13,500,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Somers Point 900 Mays Landing Road Somers Point, NJ	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$8,750,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Cincinnati 2670 Kemper Road Sharonville, OH	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$8,750,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Oklahoma City 4361 West Reno Avenue Oklahoma City, OK	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$13,250,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Burlington 35 Hurricane Lane Williston, VT	HPT IHG-2 Properties Trust	July 23, 2015	July 23, 2015	$11,500,000	January 1, 2019

Cambridge TRS, Inc.	Sonesta ES Suites Cleveland Airport 1725 Rosbough Drive Middleburg Heights, OH	HPT IHG-2 Properties Trust	February 1, 2016	February 1, 2016	$7,200,000	January 1, 2020

Cambridge TRS, Inc.	Sonesta ES Suites Westlake 30100 Clemens Road Westlake, OH	HPT IHG-2 Properties Trust	February 1, 2016	February 1, 2016	$4,800,000	January 1, 2020

Cambridge TRS, Inc.	Sonesta ES Suites Birmingham 3 Greenhill Pkwy at U.S. Highway 280 Birmingham, AL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$2,828,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Montgomery 1200 Hilmar Court Montgomery, AL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$5,250,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Wilmington – Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$10,452,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Jacksonville 8365 Dix Ellis Trail Jacksonville, FL	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$7,803,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Ann Arbor 800 Victors Way Ann Arbor, MI	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$14,474,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites St. Louis – Chesterfield 15431 Conway Road Chesterfield, MO	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$9,080,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Cincinnati – Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$11,599,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Cincinnati – Sharonville West 11689 Chester Road Cincinnati, OH	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$8,954,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Providence – Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$9,550,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Memphis 6141 Old Poplar Pike Memphis, TN	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$8,789,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Houston – NASA Clear Lake 525 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$12,571,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Portland – Vancouver 8005 NE Parkway Drive Vancouver, WA	HPT IHG-2 Properties Trust	September 26, 2017	September 26, 2017	$15,820,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Atlanta – Perimeter Center East 1901 Savoy Drive Atlanta, GA	HPT IHG-3 Properties LLC	September 26, 2017	September 26, 2017	$10,410,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta ES Suites Chicago – Lombard 2001 South Highland Avenue Lombard, IL	HPT IHG-3 Properties LLC	September 26, 2017	September 26, 2017	$10,150,000	January 1, 2021

Cambridge TRS, Inc.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	October 30, 2018	October 30, 2018	$36,000,000	January 1, 2022